Q3 2013 Earnings Release October 28, 2013 1 Lawrence Dewey, Chairman, President & Chief Executive Officer David Graziosi, Executive Vice President & Chief Financial Officer Exhibit 99.2

Safe Harbor Statement

The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private
Securities Litigation Reform Act of 1995). The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: risks related to our substantial indebtedness;
our participation in markets that are competitive; the highly cyclical industries in which certain of our end users operate; the failure of markets outside North America to increase adoption of fully-automatic transmissions; the concentration of our net sales in our top five customers and the loss of any one of these; future reductions or changes in government subsidies for hybrid vehicles; U.S. defense spending; general economic and industry conditions; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments and changing customer needs; risks associated with our international operations; and labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers.
Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-
looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison
Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial goals or the value we currently ascribe to certain tax attributes set forth herein. Actual results may vary significantly from these statements.
Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison
Transmission’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and Allison Transmission’s Annual Report on
Form 10-K for the year ended December 31, 2012.

Non-GAAP Financial Information

We use Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow to evaluate our performance relative to that of our peers. In addition, the Senior Secured Credit Facility has certain covenants that incorporate Adjusted EBITDA. However, Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. Adjusted net income is calculated as the sum of net income (loss), interest expense, net, income tax expense (benefit), trade name impairment and amortization of intangible assets, less cash interest, net and cash income taxes, and adjusted for certain non-recurring items. Adjusted EBITDA is calculated as the sum of Adjusted net income, cash interest, net, cash income taxes, depreciation of property, plant and equipment and other adjustments as defined by the Senior
Secured Credit Facility and as further described below. Adjusted EBITDA excluding technology-related license expenses is calculated as Adjusted EBITDA less technology-related license expenses. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by net sales. Adjusted EBITDA margin excluding technology-related license expenses is calculated as Adjusted EBITDA excluding technology-related license expenses divided by net sales. Free cash flow is calculated as net cash provided by operating activities less capital expenditures. Adjusted free cash flow is free cash flow adjusted for non-recurring items.
We use Adjusted net income to measure our overall profitability because it better reflects our cash flow generation by capturing the actual cash interest paid and cash taxes paid rather than our interest expense and tax expense as calculated under GAAP and excludes the impact of the non-cash annual amortization of certain intangible assets that were created at the time of the Acquisition
Transaction. We use Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin and Adjusted EBITDA margin excluding technology-related license expenses to evaluate and control our cash operating costs and to measure our operating profitability. We use adjusted free cash flow and free cash flow to evaluate the amount of cash generated by the business that, after the capital investment needed to maintain and grow our business, can be used for strategic opportunities, including investing in our business and strengthening our balance sheet. We believe the presentation of Adjusted net income, Adjuste
d EBITDA, Adjusted EBITDA excluding technology-related license expenses, Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses and adjusted free cash flow enhances our investors' overall understanding of the financial performance and cash flow of our business.
You should not consider Adjusted net income, Adjusted EBITDA, Adjusted EBITDA excluding technology-related license expenses,
Adjusted EBITDA margin, Adjusted EBITDA margin excluding technology-related license expenses, adjusted free cash flow and free cash flow as an alternative to net income (loss), determined in accordance with GAAP, as an indicator of operating performance, or as an alternative to net cash provided by operating activities, determined in accordance with GAAP, as an indicator of Allison’s cash flow.

Call Agenda Q3 2013 Performance Full Year 2013 Guidance Update 4

Q3 2013 Performance Summary

($ in millions)
Q3 2013 Q3 2012 % Variance
Net Sales $466 $494 (5.5%)
Gross Margin % 44.2% 45.5% (130 bps)
Adjusted Net Income
(1)
$101 $100 1.8%
Adjusted Free Cash Flow
(1)
$116 $120 (3.3%)
Commentary
Net Sales: the decrease was principally driven by previously contemplated reductions in U.S. defense spending, lower demand in the North America energy sector’s hydraulic fracturing market, relative to the same period in 2012, fewer sales of North
America hybrid-propulsion systems for transit buses and continued weakness in the Outside North America Off-Highway mining sector end market. Partially offsetting these declines were strength in the North America On-Highway end market, our largest, and the Service Parts, Support Equipment & Other end market.
Gross Margin: the decrease was principally driven by decreased net sales.
Adjusted Net Income: the increase was principally driven by reduced global commercial and product initiatives spending, and
$12 million of technology-related license expenses in 2012 partially offset by decreased net sales and higher employee stock compensation expense.
Adjusted Free Cash Flow: the decrease was principally driven by decreased net cash provided by operating activities partially offset by reduced capital expenditures. The decrease in capital expenditures was principally driven by lower 2013 product initiatives spending.
(1) See Appendix for a reconciliation of Adjusted Net Income and Adjusted Free Cash Flow.

Q3 2013 Sales Performance
End Markets Q3 2013 Q3 2012 % Variance Commentary
North America On-Hwy $212 $189 12%
Increased demand for Rugged Duty and
Highway Series models
North America Hybrid-
Propulsion Systems for
Transit Bus
$15 $30 (50%)
Decreased demand and intra-year movement in
the timing of orders
North America Off-Hwy $9 $22 (59%)
Defense $52 $74 (30%)
Continued reductions in U.S. defense spending
to longer term averages experienced during
periods without active conflicts
Outside North America
On-Hwy
$70 $73 (4%)
Weakness in Japan truck, and China and Latin
America bus tenders timing, partially offset by
improved demand conditions in Russia bus
Outside North America
Off-Hwy
$16 $22 (27%) Decreased mining sector demand
Service Parts, Support
Equipment & Other
$92 $84 10%
Increased demand for North America On-
Highway and Off-Highway service parts
Total $466 $494 (6%)

($ in millions)
Decreased demand driven by hydraulic fracturing
applications, but essentially flat for the third
consecutive quarter

Q3 2013 Financial Performance

($ in millions, except share data)
Q3 2013 Q3 2012
$ Var % Var
Commentary
Net Sales $466.3 $493.5 ($27.2) (5.5%) Decrease was principally driven by previously contemplated reductions in U.S. defense spending, lower demand in the North
America energy sector’s hydraulic fracturing market, fewer sales of North America hybrid-propulsion systems for transit buses and continued weakness in the Outside North America Off-Highway
mining sector end market.  Partially offsetting these declines were strength in the North America On-Highway end market, our
largest, and the Service Parts, Support Equipment & Other
end market.
Cost of Sales $260.2 $269.1 $8.9 3.3%
Gross Profit $206.1 $224.4 ($18.3) (8.2%) Principally driven by decreased net sales
Operating Expenses
Selling, general and administrative expenses $74.0 $96.7 $22.7 23.5% $12 million of lower intangible asset amortization, reduced global commercial spending activities, favorable product warranty
expense and a warranty expense reduction for the dual power
inverter module extended coverage program partially offset by $2 million of higher employee stock compensation
Engineering – research and development $20.9 $35.9 $15.0 41.8%
A decrease of $3 million, excluding the 2012 technology-related license expenses of $12 million, principally driven by reduced product initiatives spending
Total operating expenses $94.9 $132.6 $37.7 28.4%
Operating Income $111.2 $91.8 $19.4 21.1%
Interest Expense, net ($37.3) ($40.8) $3.5 8.6%
Deferred amortization and refinancing
Other Expense, net ($1.5) ($1.8) $0.3 16.7%
Income Before Income Taxes $72.4 $49.2 $23.2 47.2%
Income Tax Expense ($27.9) ($17.0) ($10.9) (64.1%)
Increase in effective tax rate principally driven by decreased discrete activity
Net Income $44.5 $32.2 $12.3 38.2%
Diluted Earnings Per Share $0.24 $0.17 $0.07 41.2%
Q3 2013: 188.0M shares; Q3 2012: 185.5M shares
Adjusted EBITDA (1) $161.6 $159.5 $2.1 1.3%
Adjusted EBITDA excluding technology-
related license expenses (1)
$161.6 $171.5 ($9.9) (5.8%)
Adjusted Net Income (1) $101.3 $99.5 $1.8 1.8%
(1) See Appendix for a reconciliation from Net Income.

Q3 2013 Cash Flow Performance

($ in millions)
Q3 2013 Q3 2012 $ Variance % Variance Commentary
Net Cash Provided by
Operating Activities
$131 $139 ($8) (5.7%)
Principally driven by decreased
net sales and lower other
liabilities, net
CapEx $15 $31 ($16) (51.0%)
Principally driven by lower 2013
product initiatives spending
Adjusted Free Cash
Flow
(1)
$116 $120 ($4) (3.3%)
Reduced cash flow from
operations partially offset by
reduced capital spending
($ in millions)
Q3 2013 Q3 2012 $ Variance % Variance Commentary
Operating Working
Capital
(2)
Percentage of
LTM Sales
10.4% 9.9% N/A 50 bps
Principally driven by decreased
LTM Sales and 2012 labor
negotiations preparation
Cash Paid for Interest $33 $32 $1 4.7%
Principally driven by adjusted
margins due to refinancing and
debt repayments
Cash Paid for Income
Taxes
$1 $3 ($2) (80.8%)
Decreased outside North
America taxable income
(1) See Appendix for a reconciliation of Adjusted Free Cash Flow.
(2) Operating Working Capital = A/R + Inventory – A/P.

Full Year 2013 Guidance Update

Guidance Commentary
Net Sales
($ in millions)
$1,920 to $1,935
We expect net sales to stabilize on a year-over-
year basis, an improvement relative to the sales
decline through the first three quarters of the year.
We continue to anticipate improving trends in the
fourth quarter of 2013 which we expect to be driven
by growth in global On-Highway and Service Parts,
Support Equipment & Other end markets, and
abating year-over-year declines in the North
America Off-Highway and North America Hybrid-
Propulsion Systems for Transit Bus end markets.
Adjusted EBITDA excluding
technology-related license expenses
($ in millions)
$630 to $640
Adjusted EBITDA Margin excluding
technology-related license expenses
32.75 to 33.25
percent
Adjusted Free Cash Flow
($ in millions)
$340 to $360
CapEx
($ in millions)
Maintenance
New Product Programs
$63 to $66
$12 to $14
Subject to timely completion of development and
sourcing milestones
Cash Income Taxes
($ in millions)
$8 to $12
U.S. income tax shield and net operating loss
utilization

10 APPENDIX Non-GAAP Financial Information

Non-GAAP Reconciliations
(1 of 2)
Adjusted Net Income and Adjusted EBITDA reconciliation
(1) Includes charges or income related to legacy employee benefits, shared income with General Motors, benefit plan adjustments, transitional costs to establish Allison as a stand-alone entity, pension curtailment adjustments, employee stock compensation expense, service fees paid to Allison’s Sponsors and an adjustment for the settlement of litigation which originated with the Predecessor but was assumed by the Company as part of the Acquisition Transaction.

$ in millions, Unaudited
Last twelve
months ended
September 30,
2009 2010 2011 2012 2012 2013 2013
Net (loss) income ($323.9) $29.6 $103.0 $514.2 $32.2 $44.5 $133.7 plus:
Interest expense, net                          234.2 277.5 217.3 151.2 40.8 37.3 140.1
Cash interest expense (242.5) (239.1) (208.6) (167.3) (31.8) (33.3) (159.6)
Income tax expense (benefit) 41.4 53.7 47.6 (298.0) 17.0 27.9 86.0
Cash income taxes                           (5.5) (2.2) (5.8) (10.7) (2.6) (0.5) (5.2)
Fee to terminate services agreement with Sponsors — — — 16.0 — — —
Technology-related investment expenses — — — 14.4 6.4 — 2.5
Public offering expenses — — — 6.1 — 0.3 0.9
Trade name impairment                       190.0 — — — — — —
Amortization of intangible assets                155.9 154.2 151.9 150.0 37.5 25.1 117.6
Adjusted net income                           $49.6 $273.7 $305.4 $375.9 $99.5 $101.3 $316.0
Cash interest expense 242.5 239.1 208.6 167.3 31.8 33.3 159.6
Cash income taxes                           5.5 2.2 5.8 10.7 2.6 0.5 5.2
Depreciation of property, plant and equipment     105.9 99.6 103.8 102.5 26.1 24.4 100.6
(Gain)/loss on repurchases of long-term debt (8.9) (3.3) 16.0 22.1 0.5 0.5 1.0
Dual power inverter module extended coverage 11.4 (1.9) — 9.4 — (2.4) (2.4)
UAW Local 933 signing bonus — — — 8.8 — — 8.8
Benefit plan re-measurement — — — 2.3 — — —
Unrealized (gain) loss on commodity hedge contracts (5.8) 0.3 6.5 (1.0) (2.1) (0.8) 1.0
Unrealized (gain) loss on foreign exchange — (0.2) 0.3 0.1 0.0 1.8 2.6
Premiums and expenses on tender offer for long-term debt — — 56.9 — — — —
Restructuring charges 47.9 — — — — — 1.0
Reduction of supply contract liability — (3.4) — — — — —
Other, net
(1)
53.2 10.9 8.6 7.0 1.1 3.0 12.4
Adjusted EBITDA                            $501.3 $617.0 $711.9 $705.1 $159.5 $161.6 $605.8
Adjusted EBITDA excluding technology-related license expenses $501.3 $617.0 $711.9 $717.1 $171.5 $161.6 $611.8

Net Sales $1,766.7 $1,926.3 $2,162.8 $2,141.8 $493.5 $466.3 $1,922.8
Adjusted EBITDA margin                28.4% 32.0% 32.9% 32.9% 32.3% 34.7% 31.5%
Adjusted EBITDA margin excl technology-related license expenses 28.4% 32.0% 32.9% 33.5% 34.8% 34.7% 31.8%
Three months ended
September 30, For the year ended December 31,

$ in millions, Unaudited
Last twelve
months ended
September 30,
2009 2010 2011 2012 2012 2013 2013
Net Cash Provided by Operating Activities
$168.7 $388.9 $469.2 $497.5 $138.9 $131.0 $427.5
(Deductions) or Additions:
Long-lived assets (88.2) (73.8) (96.9) (123.9) (31.4) (15.4) (71.2)
Fee to terminate services agreement with Sponsors — — — 16.0 — — —
Technology-related license expenses — — — 12.0 12.0 — 6.0
2009 Non-Recurring Activity
(1)
61.0 — — — — — —
Adjusted Free Cash Flow $141.5 $315.1 $372.3 $401.6 $119.5 $115.6 $362.3
Net Sales                                     $1,766.7 $1,926.3 $2,162.8 $2,141.8 $493.5 $466.3 $1,922.8
Adjusted Free Cash Flow (% to Net Sales) 8.0% 16.4% 17.2% 18.8% 24.2% 24.8% 18.8%
Three months ended
September 30, For the year ended December 31,
Adjusted Free Cash Flow reconciliation
(1) 2009 adjusted for certain non-recurring activity: (a) capitalized accrued interest on Senior Toggle Notes ($29) million, (b) cash restructuring charge
$51 million, (c) accounts payable early payments $3 million, (d) delayed accounts receivable receipts $19 million and (e) Lehman LIBOR swap settlement $17 million.

Non-GAAP Reconciliations
(2 of 2)